Exhibit 99.1

SouthState Bank Corporation Reports Third Quarter 2026 Results Declares Quarterly Cash Dividend	For Immediate Release
Media Contact
Jackie Smith, 803.231.3486

WINTER HAVEN, FL – October 21, 2026 – SouthState Bank Corporation (“SouthState” or the “Company”) (NYSE: SSB) today released its unaudited results of operations and other financial information for the three-month and nine-month periods ended September 30, 2026.

“The third quarter was marked by strong balance sheet growth and a stable net interest margin,” said John C. Corbett, SouthState’s chief executive officer. “Loans and deposits each grew at a 9% annualized rate, with growth broad-based across our geographies and business lines, and boosted by the bankers we've added over the past year. Asset quality remains favorable, and while capital markets activity softened as treasury yields rose, the core franchise continues to perform well.”

Highlights of the third quarter of 2026 include:

Returns

•
Reported diluted Earnings per Share (“EPS”) and Adjusted Diluted EPS (Non-GAAP) of $2.30
•
Net Income of $224 million
•
Return on Average Common Equity of 9.7%; Return on Average Tangible Common Equity (Non-GAAP) of 16.6%*
•
Return on Average Assets (“ROAA”) of 1.29%*
•
Book Value per Share of $93.51
•
Tangible Book Value (“TBV”) per Share (Non-GAAP) of $58.19, an increase of 7% year over year, after raising the dividend by 10%, and repurchasing nearly 5% of the Company’s shares over the past year

Performance

•
Net Interest Income of $592 million, an increase of $16 million, or 3%, compared to the prior quarter
•
Noninterest Income of $94 million, compared to $97 million in the prior quarter; Noninterest Income represented 0.54%* of average assets, compared to 0.57%* in the prior quarter
•
Noninterest Expense of $375 million, an increase of $17 million compared to the prior quarter primarily due to an increase in salaries and employee benefits expense; compensation expense increases were due to July 1 merit increases, successful execution of the revenue producer hiring initiative, higher incentive accruals, and a reduction in deferred loan costs compared to the prior quarter
•
Net Interest Margin (“NIM”), non-tax equivalent and tax equivalent (Non-GAAP), of 3.77% and 3.78%, respectively; loan accretion income of $27 million, a decrease of $6 million compared to the prior quarter and a decrease of $56 million year over year
•
Net charge-offs totaled $12 million, or 0.09%* of average loans
•
$20 million of Provision for Credit Losses (“PCL”); total Allowance for Credit Losses (“ACL”) plus reserve for unfunded commitments of 1.29% of loans
•
Efficiency Ratio of 52%

Balance Sheet

•
Loans increased by $1.2 billion, or 9%*, compared to the prior quarter and increased by $4.4 billion, or 9%, year over year; deposits increased by $1.3 billion, or 9%*, and increased by $3.6 billion, or 7%, year over year; ending loan to deposit ratio of 90%
•
Total deposit cost of 1.80%, up 0.04% from the prior quarter
•
Repurchased a total of 250,000 shares during the quarter at a weighted average price of $104.45
•
Strong capital position with Tangible Common Equity, Total Risk-Based Capital, Tier 1 Leverage, and Tier 1 Common Equity ratios of 8.4%, 13.5%, 9.4%, and 11.1%, respectively†

Subsequent Events

•
The Board of Directors of the Company declared a quarterly cash dividend on its common stock of $0.66 per share, payable on November 13, 2026 to shareholders of record as of November 6, 2026

∗ Annualized percentages

† Preliminary

Financial Performance

	Three Months Ended					Nine Months Ended
(Dollars in thousands, except per share data)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
INCOME STATEMENT	2026	2026	2026	2025	2025	2026	2025
Interest Income
Loans, including fees (1)	$772,100	$744,652	$721,571	$748,106	$782,382	$2,238,322	$2,253,471
Investment and trading securities, federal funds sold
and securities purchased under agreements to resell	92,756	93,607	95,258	100,640	99,300	281,622	277,281
Total interest income	864,856	838,259	816,829	848,746	881,682	2,519,944	2,530,752
Interest Expense
Deposits	256,051	244,216	238,522	250,189	257,271	738,789	744,820
Federal funds purchased, securities sold under
agreements to repurchase, and other borrowings	17,287	18,094	16,702	17,442	24,714	52,083	63,740
Total interest expense	273,338	262,310	255,224	267,631	281,985	790,872	808,560
Net Interest Income	591,518	575,949	561,605	581,115	599,697	1,729,072	1,722,192
Provision for credit losses ("PCL")	20,345	15,919	10,808	6,605	5,085	47,072	113,152
Net Interest Income after PCL	571,173	560,030	550,797	574,510	594,612	1,682,000	1,609,040
Noninterest Income
Operating income	93,911	96,726	100,098	105,753	99,086	290,735	271,523
Securities losses, net	—	—	—	—	—	—	(228,811)
Gain on sale leaseback, net of transaction costs	—	—	—	—	—	—	229,279
Total noninterest income	93,911	96,726	100,098	105,753	99,086	290,735	271,991
Noninterest Expense
Operating expense	374,763	357,749	359,524	364,196	351,453	1,092,036	1,042,955
Merger, branch consolidation, severance related,
and other expense (8)	—	—	—	4,494	20,889	—	113,274
FDIC special assessment	—	—	—	(3,835)	—	—	—
Total noninterest expense	374,763	357,749	359,524	364,855	372,342	1,092,036	1,156,229
Income before Income Tax Provision	290,321	299,007	291,371	315,408	321,356	880,699	724,802
Income tax provision	66,523	68,985	65,551	67,686	74,715	201,059	173,857
Net Income	$223,798	$230,022	$225,820	$247,722	$246,641	$679,640	$550,945

Adjusted Net Income (non-GAAP) (2)
Net Income (GAAP)	$223,798	$230,022	$225,820	$247,722	$246,641	$679,640	$550,945
Securities losses, net of tax	—	—	—	—	—	—	178,639
Gain on sale leaseback, net of transaction costs
and tax	—	—	—	—	—	—	(179,004)
Initial provision for credit losses - Non-PCD loans
and UFC from Independent, net of tax	—	—	—	—	—	—	71,892
Merger, branch consolidation, severance related,
and other expense, net of tax (8)	—	—	—	3,529	16,032	—	87,719
Deferred tax asset remeasurement	—	—	—	—	—	—	5,581
FDIC special assessment, net of tax	—	—	—	(3,012)	—	—	—
Adjusted Net Income (non-GAAP)	$223,798	$230,022	$225,820	$248,239	$262,673	$679,640	$715,772

Basic earnings per common share	$2.31	$2.36	$2.29	$2.48	$2.44	$6.96	$5.43
Diluted earnings per common share	$2.30	$2.35	$2.28	$2.46	$2.42	$6.93	$5.41
Adjusted net income per common share - Basic
(non-GAAP) (2)	$2.31	$2.36	$2.29	$2.48	$2.60	$6.96	$7.06
Adjusted net income per common share - Diluted
(non-GAAP) (2)	$2.30	$2.35	$2.28	$2.47	$2.58	$6.93	$7.03
Dividends per common share	$0.66	$0.60	$0.60	$0.60	$0.60	$1.86	$1.68
Basic weighted-average common shares
outstanding	96,922,986	97,300,899	98,544,242	100,063,315	101,218,431	97,583,437	101,373,803
Diluted weighted-average common shares
outstanding	97,429,305	97,676,767	98,922,258	100,618,796	101,735,095	98,001,720	101,807,090
Effective tax rate	22.91%	23.07%	22.50%	21.46%	23.25%	22.83%	23.99%

Performance and Capital Ratios

	Three Months Ended					Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2026	2026	2026	2025	2025	2026	2025
PERFORMANCE RATIOS
Return on average assets (annualized)	1.29%	1.36%	1.37%	1.47%	1.49%	1.34%	1.14%
Adjusted return on average assets (annualized) (non-GAAP) (2)	1.29%	1.36%	1.37%	1.48%	1.59%	1.34%	1.48%
Return on average common equity (annualized)	9.70%	10.19%	10.11%	10.90%	11.04%	10.00%	8.50%
Adjusted return on average common equity (annualized) (non-GAAP) (2)	9.70%	10.19%	10.11%	10.92%	11.75%	10.00%	11.05%
Return on average tangible common equity (annualized) (non-GAAP) (3)	16.60%	17.62%	17.59%	19.10%	19.62%	17.26%	15.80%
Adjusted return on average tangible common equity (annualized) (non-GAAP) (2) (3)	16.60%	17.62%	17.59%	19.14%	20.81%	17.26%	20.10%
Efficiency ratio (tax equivalent)	51.61%	50.00%	51.05%	49.65%	49.88%	50.89%	54.35%
Adjusted efficiency ratio (non-GAAP) (4)	51.61%	50.00%	51.05%	49.56%	46.89%	50.89%	48.68%
Dividend payout ratio (5)	28.60%	25.31%	26.12%	24.23%	24.59%	26.66%	30.89%
Book value per common share	$93.51	$94.17	$92.21	$91.38	$89.14
Tangible book value per common share (non-GAAP) (3)	$58.19	$58.72	$56.90	$56.27	$54.48

CAPITAL RATIOS
Equity-to-assets	12.8%	13.3%	13.3%	13.5%	13.6%
Tangible equity-to-tangible assets (non-GAAP) (3)	8.4%	8.7%	8.6%	8.8%	8.8%
Tier 1 leverage (6)	9.4%	9.4%	9.4%	9.3%	9.4%
Tier 1 common equity (6)	11.1%	11.1%	11.3%	11.4%	11.5%
Tier 1 risk-based capital (6)	11.1%	11.1%	11.3%	11.4%	11.5%
Total risk-based capital (6)	13.5%	13.5%	13.7%	13.8%	14.0%

Balance Sheet

	Ending Balance
(Dollars in thousands, except per share and share data)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
BALANCE SHEET	2026	2026	2026	2025	2025
Assets
Cash and due from banks	$527,622	$649,079	$598,218	$583,375	$582,792
Federal funds sold and interest-earning deposits with banks	2,446,996	1,701,233	2,268,864	2,589,108	2,561,663
Cash and cash equivalents	2,974,618	2,350,312	2,867,082	3,172,483	3,144,455

Trading securities, at fair value	141,534	191,094	117,590	110,183	107,519
Investment securities:
Securities held to maturity	1,905,299	1,955,754	2,007,249	2,048,030	2,096,727
Securities available for sale, at fair value	6,393,309	6,598,177	6,530,348	6,313,756	6,042,800
Other investments	407,172	366,986	370,924	353,428	366,218
Total investment securities	8,705,780	8,920,917	8,908,521	8,715,214	8,505,745
Loans held for sale	296,835	405,441	327,935	345,343	346,673
Loans:
Purchased credit deteriorated	2,454,067	2,658,792	2,818,360	2,977,499	3,160,359
Purchased non-credit deteriorated	9,291,111	9,921,791	10,714,489	11,232,414	11,877,828
Non-acquired	40,307,915	38,266,289	35,963,934	34,388,614	32,629,724
Less allowance for credit losses	(588,918)	(586,664)	(585,882)	(585,197)	(590,133)
Loans, net	51,464,175	50,260,208	48,910,901	48,013,330	47,077,778
Premises and equipment, net	992,295	992,594	993,584	994,176	961,510
Bank owned life insurance	1,321,036	1,311,197	1,302,382	1,293,574	1,285,532
Mortgage servicing rights	101,990	91,442	90,018	84,032	84,491
Core deposit and other intangibles	322,589	343,424	364,686	386,326	409,890
Goodwill	3,094,059	3,094,059	3,094,059	3,094,059	3,094,059
Other assets	1,024,753	949,340	1,002,465	988,692	1,030,558
Total assets	$70,439,664	$68,910,028	$67,979,223	$67,197,412	$66,048,210

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing	$13,445,715	$13,451,094	$13,650,799	$13,375,697	$13,430,459
Interest-bearing	44,192,566	42,898,716	42,224,864	41,770,100	40,642,810
Total deposits	57,638,281	56,349,810	55,875,663	55,145,797	54,073,269
Federal funds purchased and securities
sold under agreements to repurchase	498,173	569,486	643,386	618,215	594,092
Other borrowings	996,855	996,749	696,642	696,536	696,429
Reserve for unfunded commitments	82,299	76,525	69,229	69,619	68,538
Other liabilities	2,176,723	1,785,990	1,663,387	1,608,137	1,604,756
Total liabilities	61,392,331	59,778,560	58,948,307	58,138,304	57,037,084

Shareholders' equity:
Common stock - $2.50 par value; authorized 160,000,000 shares	241,894	242,428	244,844	247,845	252,723
Surplus	6,233,566	6,247,484	6,332,285	6,480,471	6,647,952
Retained earnings	3,111,483	2,951,691	2,779,896	2,614,173	2,426,463
Accumulated other comprehensive loss	(539,610)	(310,135)	(326,109)	(283,381)	(316,012)
Total shareholders' equity	9,047,333	9,131,468	9,030,916	9,059,108	9,011,126
Total liabilities and shareholders' equity	$70,439,664	$68,910,028	$67,979,223	$67,197,412	$66,048,210

Common shares issued and outstanding	96,757,601	96,971,142	97,937,653	99,138,204	101,089,231

Net Interest Income and Margin

	Three Months Ended
	Sep. 30, 2026			Jun. 30, 2026			Sep. 30, 2025
(Dollars in thousands)	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
YIELD ANALYSIS	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Interest-Earning Assets:
Federal funds sold and interest-earning deposits with banks	$1,226,660	$9,861	3.19%	$1,386,864	$12,236	3.54%	$2,212,239	$23,271	4.17%
Investment securities	9,265,691	82,895	3.55%	9,213,359	81,371	3.54%	8,624,670	76,029	3.50%
Loans held for sale	249,878	4,274	6.79%	286,422	4,602	6.44%	289,884	5,067	6.93%
Total loans held for investment	51,475,218	767,826	5.92%	50,247,114	740,050	5.91%	47,600,317	777,315	6.48%
Total interest-earning assets	62,217,447	864,856	5.51%	61,133,759	838,259	5.50%	58,727,110	881,682	5.96%
Noninterest-earning assets	6,577,077			6,694,407			6,762,434
Total Assets	$68,794,524			$67,828,166			$65,489,544

Interest-Bearing Liabilities ("IBL"):
Transaction and money market accounts	$32,634,509	$189,191	2.30%	$32,098,340	$180,220	2.25%	$29,623,457	$187,627	2.51%
Savings deposits	2,794,029	1,655	0.24%	2,817,269	1,638	0.23%	2,879,488	1,940	0.27%
Certificates and other time deposits	7,493,938	65,205	3.45%	7,184,745	62,358	3.48%	7,310,133	67,704	3.67%
Federal funds purchased	266,686	2,455	3.65%	289,337	2,616	3.63%	331,707	3,640	4.35%
Repurchase agreements	260,312	1,319	2.01%	293,341	1,477	2.02%	281,395	1,527	2.15%
Other borrowings	791,385	13,513	6.77%	851,660	14,001	6.59%	974,992	19,547	7.95%
Total interest-bearing liabilities	44,240,859	273,338	2.45%	43,534,692	262,310	2.42%	41,401,172	281,985	2.70%
Noninterest-bearing deposits	13,500,596			13,521,146			13,541,840
Other noninterest-bearing liabilities	1,898,722			1,719,228			1,679,124
Shareholders' equity	9,154,347			9,053,100			8,867,408
Total Non-IBL and shareholders' equity	24,553,665			24,293,474			24,088,372
Total Liabilities and Shareholders' Equity	$68,794,524			$67,828,166			$65,489,544
Net Interest Income and Margin (Non-Tax Equivalent)		$591,518	3.77%		$575,949	3.78%		$599,697	4.05%
Net Interest Margin (Tax Equivalent) (non-GAAP)			3.78%			3.78%			4.06%
Total Deposit Cost (without Debt and Other Borrowings)			1.80%			1.76%			1.91%
Overall Cost of Funds (including Demand Deposits)			1.88%			1.84%			2.04%

Total Accretion on Acquired Loans (1)		$26,642			$33,054			$82,976
Tax Equivalent ("TE") Adjustment		$769			$751			$718
•
The remaining loan discount on acquired loans to be accreted into loan interest income totals $159.3 million as of September 30, 2026.

Noninterest Income and Expense

	Three Months Ended					Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
(Dollars in thousands)	2026	2026	2026	2025	2025	2026	2025
Noninterest Income:
Fees on deposit accounts	$42,811	$41,568	$38,699	$41,950	$42,572	$123,078	$116,374
Mortgage banking income	5,630	4,890	11,016	5,158	5,462	21,536	19,135
Trust and investment services income	15,838	15,164	14,471	14,684	14,157	45,473	43,508
Correspondent banking and capital markets income	20,124	24,839	24,427	30,638	25,522	69,390	61,398
Expense on centrally-cleared variation margin	(5,560)	(4,028)	(3,000)	(3,167)	(4,318)	(12,588)	(16,882)
Total correspondent banking and capital markets income	14,564	20,811	21,427	27,471	21,204	56,802	44,516
Bank owned life insurance income	9,929	9,624	9,494	9,633	10,597	29,047	29,949
Other	5,139	4,669	4,991	6,857	5,094	14,799	18,041
Securities losses, net	—	—	—	—	—	—	(228,811)
Gain on sale leaseback, net of transaction costs	—	—	—	—	—	—	229,279
Total Noninterest Income	$93,911	$96,726	$100,098	$105,753	$99,086	$290,735	$271,991

Noninterest Expense:
Salaries and employee benefits	$217,237	$205,377	$205,653	$202,714	$199,148	$628,267	$595,121
Occupancy expense	44,136	43,878	42,302	42,567	40,874	130,316	117,874
Information services expense	29,968	29,136	29,704	30,443	28,988	88,808	90,505
OREO and loan related expense	3,106	952	4,378	867	5,427	8,436	9,506
Business development and staff related	10,877	10,639	11,362	13,485	8,907	32,877	22,600
Amortization of intangibles	20,628	21,041	21,304	23,417	23,426	62,973	71,305
Professional fees	5,898	5,090	5,239	7,410	4,994	16,227	14,361
FDIC assessment and other regulatory charges	10,911	10,753	10,257	9,884	8,374	31,921	31,101
Advertising and marketing	4,178	3,836	3,325	4,710	2,980	11,339	8,280
Other operating expenses	27,824	27,047	26,000	28,699	28,335	80,872	82,302
Merger, branch consolidation, severance related and other expense (8)	—	—	—	4,494	20,889	—	113,274
FDIC special assessment	—	—	—	(3,835)	—	—	—
Total Noninterest Expense	$374,763	$357,749	$359,524	$364,855	$372,342	$1,092,036	$1,156,229

Loans and Deposits

The following table presents a summary of the loan portfolio by type:

	Ending Balance
(Dollars in thousands)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
LOAN PORTFOLIO (7)	2026	2026	2026	2025	2025
Construction and land development * †	$2,917,132	$2,982,968	$2,592,908	$2,548,360	$2,678,971
Investor commercial real estate*	19,079,859	18,656,455	18,298,938	17,883,913	17,603,205
Commercial owner occupied real estate	7,951,811	7,852,391	7,671,535	7,576,991	7,529,075
Commercial and industrial	9,804,607	9,378,444	9,385,926	9,181,408	8,644,636
Consumer real estate *	11,343,405	11,034,102	10,573,897	10,450,223	10,202,026
Consumer/other	956,279	942,512	973,579	957,632	1,009,998
Total Loans	$52,053,093	$50,846,872	$49,496,783	$48,598,527	$47,667,911

* Single family home construction-to-permanent loans originated by the Company’s mortgage banking division are included in construction and land development category until completion. Investor commercial real estate loans include commercial non-owner occupied real estate and other income producing property. Consumer real estate includes consumer owner occupied real estate and home equity loans.

† Includes single family home construction-to-permanent loans of $370.5 million, $358.4 million, $360.4 million, $342.8 million, and $350.2 million, for the quarters ended September 30, 2026, June 30, 2026, March 31, 2036, December 31, 2025, and September 30, 2025, respectively.

	Ending Balance
(Dollars in thousands)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
DEPOSITS	2026	2026	2026	2025	2025
Noninterest-bearing checking	$13,445,715	$13,451,094	$13,650,799	$13,375,697	$13,430,459
Interest-bearing checking	14,323,722	14,710,312	14,119,614	13,838,558	12,906,408
Savings	2,775,607	2,796,845	2,841,408	2,820,621	2,853,410
Money market	18,741,198	17,531,137	18,014,140	17,751,688	17,251,469
Time deposits	8,352,039	7,860,422	7,249,702	7,359,233	7,631,523
Total Deposits	$57,638,281	$56,349,810	$55,875,663	$55,145,797	$54,073,269

Asset Quality

	Ending Balance
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
(Dollars in thousands)	2026	2026	2026	2025	2025
NONPERFORMING ASSETS:
Non-acquired
Non-acquired nonaccrual loans and restructured loans on nonaccrual	$159,465	$171,264	$177,158	$161,975	$146,751
Accruing loans past due 90 days or more	3,642	2,961	6,915	2,997	4,352
Non-acquired OREO and other nonperforming assets	11,939	11,722	8,339	5,273	11,969
Total non-acquired nonperforming assets	175,046	185,947	192,412	170,245	163,072
Acquired
Acquired nonaccrual loans and restructured loans on nonaccrual	124,870	99,352	116,002	135,179	149,695
Accruing loans past due 90 days or more	6,987	835	1,986	1,944	891
Acquired OREO and other nonperforming assets	3,867	1,254	18,155	3,901	7,147
Total acquired nonperforming assets	135,724	101,441	136,143	141,024	157,733
Total nonperforming assets	$310,770	$287,388	$328,555	$311,269	$320,805

	Three Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2026	2026	2026	2025	2025
ASSET QUALITY RATIOS (7):
Allowance for credit losses as a percentage of loans	1.13%	1.15%	1.18%	1.20%	1.24%
Allowance for credit losses, including reserve for unfunded commitments,
as a percentage of loans	1.29%	1.30%	1.32%	1.35%	1.38%
Allowance for credit losses as a percentage of nonperforming loans	199.66%	213.79%	193.96%	193.71%	195.61%
Net charge-offs as a percentage of average loans (annualized)	0.09%	0.06%	0.09%	0.09%	0.27%
Total nonperforming assets as a percentage of total assets	0.44%	0.42%	0.48%	0.46%	0.49%
Nonperforming loans as a percentage of period end loans	0.57%	0.54%	0.61%	0.62%	0.63%

Current Expected Credit Losses (“CECL”)

Below is a table showing the roll forward of the ACL and UFC for the third quarter of 2026:

	Allowance for Credit Losses ("ACL") and Unfunded Commitments ("UFC")
(Dollars in thousands)	Non-PCD ACL	PCD ACL	Total ACL	UFC
Ending balance 6/30/2026	$526,492	$60,172	$586,664	$76,525
Charge offs	(10,354)	—	(10,354)	N/A
Acquired charge offs	(1,708)	(5,663)	(7,371)	N/A
Recoveries	2,459	—	2,459	N/A
Acquired recoveries	1,017	1,932	2,949	N/A
Provision for credit losses	11,942	2,629	14,571	5,774
Ending balance 9/30/2026	$529,848	$59,070	$588,918	$82,299

Period end loans	$49,599,026	$2,454,067	$52,053,093	N/A
Allowance for Credit Losses to Loans	1.07%	2.41%	1.13%	N/A
Unfunded commitments (off balance sheet) †				$13,392,711
Reserve to unfunded commitments (off balance sheet)				0.61%

† Unfunded commitments exclude unconditionally cancelable commitments and letters of credit.

Conference Call

The Company will host a conference call to discuss its third quarter results at 9:00 a.m. Eastern Time on October 22, 2026. Callers wishing to participate may call toll-free by dialing (833) 461-5787 within the US. The numbers for international participants are listed at https://help.events.q4inc.com/eahc/international-dial-in-numbers. The conference ID number is 728284222. Alternatively, individuals may listen to the live webcast of the presentation by visiting SouthStateBank.com. A replay of the live webcast is expected to be available by the evening of October 22, 2026 on the Investor Relations section of SouthStateBank.com.

SouthState is a financial services company headquartered in Winter Haven, Florida. SouthState Bank, N.A., the company’s nationally chartered bank subsidiary, provides consumer, commercial, mortgage and wealth management solutions to more than 1.8 million customers throughout Florida, Texas, the Carolinas, Georgia, Colorado, Alabama, Virginia and Tennessee. The bank also serves clients nationwide through its correspondent banking division. Additional information is available at SouthStateBank.com.

###

Non-GAAP Measures

Statements included in this press release include non-GAAP measures and should be read along with the accompanying tables that provide a reconciliation of non-GAAP measures to GAAP measures. Although other companies may use calculation methods that differ from those used by SouthState for non-GAAP measures, management believes that these non-GAAP measures provide additional useful information, which allows readers to evaluate the ongoing performance of the Company. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP.

(Dollars in thousands)	Three Months Ended
PRE-PROVISION NET REVENUE ("PPNR") (NON-GAAP)	Sep. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025
Net income (GAAP)	$223,798	$230,022	$225,820	$247,722	$246,641
Provision for credit losses	20,345	15,919	10,808	6,605	5,085
Income tax provision	66,523	68,985	65,551	67,686	74,715
Merger, branch consolidation, severance related and other expense (8)	—	—	—	4,494	20,889
FDIC special assessment	—	—	—	(3,835)	—
Pre-provision net revenue (PPNR) (Non-GAAP)	$310,666	$314,926	$302,179	$322,672	$347,330

(Dollars in thousands)	Three Months Ended
NET INTEREST MARGIN ("NIM"), TE (NON-GAAP)	Sep. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025
Net interest income (GAAP)	$591,518	$575,949	$561,605	$581,115	$599,697
Total average interest-earning assets	62,217,447	61,133,759	60,201,176	59,872,113	58,727,110
NIM, non-tax equivalent	3.77%	3.78%	3.78%	3.85%	4.05%

Tax equivalent adjustment (included in NIM, TE)	769	751	760	800	718
Net interest income, tax equivalent (Non-GAAP)	$592,287	$576,700	$562,365	$581,915	$600,415
NIM, TE (Non-GAAP)	3.78%	3.78%	3.79%	3.86%	4.06%

	Three Months Ended					Nine Months Ended
(Dollars in thousands, except per share data)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
RECONCILIATION OF GAAP TO NON-GAAP	2026	2026	2026	2025	2025	2026	2025
Adjusted Net Income (non-GAAP) (2)
Net income (GAAP)	$223,798	$230,022	$225,820	$247,722	$246,641	$679,640	$550,945
Securities losses, net of tax	—	—	—	—	—	—	178,639
Gain on sale leaseback, net of transaction costs and tax	—	—	—	—	—	—	(179,004)
PCL - Non-PCD loans and UFC, net of tax	—	—	—	—	—	—	71,892
Merger, branch consolidation, severance related and other expense,
net of tax (8)	—	—	—	3,529	16,032	—	87,719
Deferred tax asset remeasurement	—	—	—	—	—	—	5,581
FDIC special assessment, net of tax	—	—	—	(3,012)	—	—	—
Adjusted net income (non-GAAP)	$223,798	$230,022	$225,820	$248,239	$262,673	$679,640	$715,772

Adjusted Net Income per Common Share - Basic (non-GAAP) (2)
Earnings per common share - Basic (GAAP)	$2.31	$2.36	$2.29	$2.48	$2.44	$6.96	$5.43
Effect to adjust for securities losses, net of tax	—	—	—	—	—	—	1.76
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	—	—	—	—	—	—	(1.77)
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	—	—	—	—	—	—	0.71
Effect to adjust for merger, branch consolidation, severance related
and other expense, net of tax (8)	—	—	—	0.03	0.16	—	0.87
Effect to adjust for deferred tax asset remeasurement	—	—	—	—	—	—	0.06
Effect to adjust for FDIC special assessment, net of tax	—	—	—	(0.03)	—	—	—
Adjusted net income per common share - Basic (non-GAAP)	$2.31	$2.36	$2.29	$2.48	$2.60	$6.96	$7.06

Adjusted Net Income per Common Share - Diluted (non-GAAP) (2)
Earnings per common share - Diluted (GAAP)	$2.30	$2.35	$2.28	$2.46	$2.42	$6.93	$5.41
Effect to adjust for securities losses, net of tax	—	—	—	—	—	—	1.75
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	—	—	—	—	—	—	(1.76)
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	—	—	—	—	—	—	0.71
Effect to adjust for merger, branch consolidation, severance related
and other expense, net of tax (8)	—	—	—	0.04	0.16	—	0.86
Effect to adjust for deferred tax remeasurement	—	—	—	—	—	—	0.05
Effect to adjust for FDIC special assessment, net of tax	—	—	—	(0.03)	—	—	—
Adjusted net income per common share - Diluted (non-GAAP)	$2.30	$2.35	$2.28	$2.47	$2.58	$6.93	$7.03

Adjusted Return on Average Assets (non-GAAP) (2)
Return on average assets (GAAP)	1.29%	1.36%	1.37%	1.47%	1.49%	1.34%	1.14%
Effect to adjust for securities losses, net of tax	—%	—%	—%	—%	—%	—%	0.37%
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	—%	—%	—%	—%	—%	—%	(0.37)%
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	—%	—%	—%	—%	—%	—%	0.15%
Effect to adjust for merger, branch consolidation, severance related
and other expense, net of tax (8)	—%	—%	—%	0.03%	0.10%	—%	0.18%
Effect to adjust for deferred tax remeasurement	—%	—%	—%	—%	—%	—%	0.01%
Effect to adjust for FDIC special assessment, net of tax	—%	—%	—%	(0.02)%	—%	—%	—%
Adjusted return on average assets (non-GAAP)	1.29%	1.36%	1.37%	1.48%	1.59%	1.34%	1.48%

Adjusted Return on Average Common Equity (non-GAAP) (2)
Return on average common equity (GAAP)	9.70%	10.19%	10.11%	10.90%	11.04%	10.00%	8.50%
Effect to adjust for securities losses, net of tax	—%	—%	—%	—%	—%	—%	2.76%
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	—%	—%	—%	—%	—%	—%	(2.76)%
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	—%	—%	—%	—%	—%	—%	1.11%
Effect to adjust for merger, branch consolidation, severance related
and other expense, net of tax (8)	—%	—%	—%	0.15%	0.71%	—%	1.35%
Effect to adjust for deferred tax remeasurement	—%	—%	—%	—%	—%	—%	0.09%
Effect to adjust for FDIC special assessment, net of tax	—%	—%	—%	(0.13)%	—%	—%	—%
Adjusted return on average common equity (non-GAAP)	9.70%	10.19%	10.11%	10.92%	11.75%	10.00%	11.05%

Return on Average Common Tangible Equity (non-GAAP) (3)
Return on average common equity (GAAP)	9.70%	10.19%	10.11%	10.90%	11.04%	10.00%	8.50%
Effect to adjust for intangible assets	6.90%	7.43%	7.48%	8.20%	8.58%	7.26%	7.30%
Return on average tangible equity (non-GAAP)	16.60%	17.62%	17.59%	19.10%	19.62%	17.26%	15.80%

Adjusted Return on Average Common Tangible Equity (non-GAAP) (2) (3)
Return on average common equity (GAAP)	9.70%	10.19%	10.11%	10.90%	11.04%	10.00%	8.50%
Effect to adjust for securities losses, net of tax	—%	—%	—%	—%	—%	—%	2.76%
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	—%	—%	—%	—%	—%	—%	(2.76)%
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	—%	—%	—%	—%	—%	—%	1.11%
Effect to adjust for merger, branch consolidation, severance related
and other expense, net of tax (8)	—%	—%	—%	0.15%	0.71%	—%	1.35%
Effect to adjust for deferred tax remeasurement	—%	—%	—%	—%	—%	—%	0.09%
Effect to adjust for FDIC special assessment, net of tax	—%	—%	—%	(0.13)%	—%	—%	—%

	Three Months Ended					Nine Months Ended
(Dollars in thousands, except per share data)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
RECONCILIATION OF GAAP TO NON-GAAP	2026	2026	2026	2025	2025	2026	2025
Effect to adjust for intangible assets, net of tax	6.90%	7.43%	7.48%	8.22%	9.06%	7.26%	9.05%
Adjusted return on average common tangible equity (non-GAAP)	16.60%	17.62%	17.59%	19.14%	20.81%	17.26%	20.10%
Adjusted Efficiency Ratio (non-GAAP) (4)
Efficiency ratio	51.61%	50.00%	51.05%	49.65%	49.88%	50.89%	54.35%
Effect to adjust for securities losses	—%	—%	—%	—%	—%	—%	(5.01)%
Effect to adjust for gain on sale leaseback, net of transaction costs	—%	—%	—%	—%	—%	—%	5.01%
Effect to adjust for merger, branch consolidation, severance related
and other expense, net of tax (8)	—%	—%	—%	(0.65)%	(2.99)%	—%	(5.67)%
Effect to adjust for FDIC special assessment	—%	—%	—%	0.56%	—%	—%	—%
Adjusted efficiency ratio (non-GAAP)	51.61%	50.00%	51.05%	49.56%	46.89%	50.89%	48.68%

Tangible Book Value Per Common Share (non-GAAP) (3)
Book value per common share (GAAP)	$93.51	$94.17	$92.21	$91.38	$89.14
Effect to adjust for intangible assets	(35.32)	(35.45)	(35.31)	(35.11)	(34.66)
Tangible book value per common share (non-GAAP)	$58.19	$58.72	$56.90	$56.27	$54.48

Tangible Equity-to-Tangible Assets (non-GAAP) (3)
Equity-to-assets (GAAP)	12.84%	13.25%	13.28%	13.48%	13.64%
Effect to adjust for intangible assets	(4.44)%	(4.55)%	(4.64)%	(4.72)%	(4.83)%
Tangible equity-to-tangible assets (non-GAAP)	8.40%	8.70%	8.64%	8.76%	8.81%

Certain prior period information has been reclassified to conform to the current period presentation, and these reclassifications have no impact on net income or equity as previously reported.

Footnotes to tables:

(1)
Includes loan accretion (interest) income related to the discount on acquired loans of $26.6 million, $33.1 million, $38.8 million, $50.3 million, and $83.0 million during the quarters ended September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025, and September 30, 2025, respectively, and $98.5 million and $208.3 million during the nine months ended September 30, 2026 and 2025, respectively.
(2)
Adjusted earnings, adjusted return on average assets, adjusted EPS, and adjusted return on average equity are non-GAAP measures and exclude the gains or losses on sales of securities, gain on sale leaseback, net of transaction costs, PCL on non-PCD loans and unfunded commitments, deferred tax asset remeasurement, merger, branch consolidation, severance related and other expense, and FDIC special assessments. Management believes that non-GAAP adjusted measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. Adjusted earnings and the related adjusted return measures (non-GAAP) exclude the following from net income (GAAP) on an after-tax basis: (a) pre-tax merger, branch consolidation, severance related and other expense of $4.5 million and $20.9 million for the quarters ended December 31, 2025 and September 30, 2025, respectively, and $113.3 million during the nine months ended September 30, 2025; (b) pre-tax net securities losses of $(228.8) million for the nine months ended September 30, 2025; (c) pre-tax gain on sale leaseback, net of transaction costs of $229.3 million for the nine months ended September 30, 2025; (d) pre-tax PCL on non-PCD loans and unfunded commitments of $92.1 million for the nine months ended September 30, 2025; (e) pre-tax FDIC special assessment of $(3.8) million for the quarter ended December 31, 2025; and (f) deferred tax asset remeasurement of $5.6 million for the nine months ended September 30, 2025.
(3)
The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. Management believes that these non-GAAP tangible measures provide additional useful information, particularly since these measures are widely used by industry analysts for companies with prior merger and acquisition activities. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. The sections titled "Reconciliation of GAAP to Non-GAAP" provide tables that reconcile GAAP measures to non-GAAP.
(4)
Adjusted efficiency ratio is calculated by taking the noninterest expense excluding transaction costs on merger, branch consolidation, severance related and other expenses, FDIC special assessment, and amortization of intangible assets, divided by net interest income and noninterest income excluding gains (losses) on sales of securities, net, and gain on sale leaseback, net of transaction costs. The pre-tax amortization expenses of intangible assets were $20.6 million, $21.0 million, $21.3 million, $23.4 million, and $23.4 million for the quarters ended September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025, and September 30, 2025, respectively, and $63.0 million and $71.3 million for the nine months ended September 30, 2026 and 2025, respectively.
(5)
The dividend payout ratio is calculated by dividing total dividends paid during the period by the total net income for the same period.
(6)
September 30, 2026 ratios are estimated and may be subject to change pending the final filing of the FR Y-9C; all other periods are presented as filed.
(7)
Loan data excludes loans held for sale.
(8)
Includes pre-tax cyber incident net reimbursement of $(3.5) million for the nine months ended September 30, 2025.

Cautionary Statement Regarding Forward Looking Statements

Statements included in this communication contain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of management of SouthState Bank Corporation (“SouthState”) and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward looking statements.

Factors that could cause SouthState’s actual results to differ materially from those described in the forward looking statements are discussed in SouthState’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission and available on SouthState’s website (https://southstatecorporation.q4ir.com/SEC-Filings/Documents/default.aspx), and on the Securities and Exchange Commission's website (www.sec.gov). SouthState undertakes no obligation to update any forward looking statements.